UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a party other than the Registrant	☐

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☒	Soliciting Material under §240.14a-12

NEWCOURT ACQUISITION CORP

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

NOTICE OF EXTRAORDINARY GENERAL MEETING
OF NEWCOURT ACQUISITION CORP

TO BE HELD ON JANUARY 18, 2024

To the Shareholders of Newcourt Acquisition Corp:

As previously announced, Newcourt Acquisition Corp, a Cayman Islands exempted company (the “Company,” “NCAC,” “we,” “us” or “our”), convened an extraordinary general meeting of Company shareholders to approve the Business Combination (as defined below) on Thursday, November 30, 2023, at 1:00 p.m., Eastern Time. The meeting was adjourned to a later date in order to allow more time for the parties to consider and finalize financing and transaction terms.

NOTICE IS HEREBY GIVEN that an extraordinary general meeting (the “Special Meeting”) of NCAC will be held on Thursday, January 18, 2024, at 1:00 p.m., Eastern Time, at the offices of McDermott Will & Emery LLP, located at One Vanderbilt Avenue, New York, New York 10017. You can participate in the Special Meeting, vote, and submit questions via live webcast by visiting https://www.cstproxy.com/newcourtacquisition/2024 and entering the voter control number included on your proxy card.

In connection with the Special Meeting, NCAC filed a proxy statement/prospectus dated November 15, 2023 (the “Proxy Statement/Prospectus”) in connection with the proposed transactions (collectively, the “Business Combination”) that are the subject of the Amended and Restated Business Combination Agreement, dated July 31, 2023 (as amended, supplemented, or otherwise modified from time to time, the “Business Combination Agreement”), by and among NCAC, Newcourt SPAC Sponsor LLC, a Delaware limited liability company (“Sponsor”), Psyence Group Inc., a corporation organized under the laws of Ontario, Canada (“Parent”), Psyence Biomedical Ltd., a corporation organized under the laws of Ontario, Canada (“Pubco”, and after the closing of the merger, the “Combined Company”), Psyence (Cayman) Merger Sub, a Cayman Islands exempted company and a direct and wholly owned subsidiary of Pubco (“Merger Sub”), Psyence Biomed Corp., a corporation organized under the laws of British Columbia, Canada, and Psyence Biomed II Corp., a corporation organized under the laws of Ontario, Canada (“Psyence”).

You are cordially invited to attend the Special Meeting for the purpose of considering and voting on the proposals set forth in the Proxy Statement/Prospectus.

Only holders of record of NCAC’s ordinary shares and (the “ordinary shares”) at the close of business on November 13, 2023 (the “Record Date”) are entitled to notice of and to vote and have their votes counted at the Special Meeting and any adjournment of the Special Meeting. NCAC’s warrants do not have voting rights.

The resolutions to be voted upon in person or by proxy at the Special Meeting relating to the above proposals are set forth in the Proxy Statement/Prospectus sections entitled “Proposal No. 1 — The Business Combination Proposal,” “Proposal No. 2 — The Merger Proposal,”“Proposal No. 3 — The Organizational Documents Proposal,” “Proposal No. 4 — The Advisory Articles Proposals,” “Proposal No. 5 — The Incentive Plan Proposal,” “Proposal No. 6 — The Director Proposal,” and “Proposal No. 7 — The Shareholder Adjournment Proposal,” respectively.

Whether or not you plan to attend the Special Meeting, we urge you to read the Proxy Statement/Prospectus (and any documents incorporated into the Proxy Statement/Prospectus by reference) carefully. Please pay particular attention to the section entitled “Risk Factors.”

Our board of directors has unanimously approved and adopted the Business Combination Agreement and unanimously recommends that our shareholders vote FOR all of the proposals presented to our shareholders. When you consider the board of directors’ recommendation of these proposals, you should keep in mind that certain of our directors and our officers have interests in the Business Combination that may conflict with your interests as a shareholder. See the section entitled “The Business Combination — Interests of NCAC’s Directors and Officers in the Business Combination” in the Proxy Statement/Prospectus for further discussion.

Pursuant to NCAC’s amended and restated memorandum and articles of association (the “Amended and Restated Articles”), we are providing the holders (the “NCAC Public Shareholders”) of NCAC’s Class A ordinary shares issued as part of the units sold in NCAC’s initial public offering (the “NCAC Public Shares”) with the opportunity to redeem their NCAC Public Shares for cash equal to their pro rata share of the aggregate amount on deposit in the trust account which holds the proceeds of NCAC’s initial public offering (the “IPO”) calculated as of two business days prior to the consummation of the business combination contemplated by the Business Combination Agreement (the “Business Combination”), including interest earned on the funds held in the trust account (such interest shall be net of taxes payable) and not previously released to us to pay our taxes, divided by the number of then issued and outstanding NCAC Public Shares. For illustrative purposes, based on funds in the trust account of approximately $12.8 million on January 9, 2024, the estimated per share redemption price would have been approximately $11.51. The NCAC Public Shareholders may elect to redeem their shares even if they vote for the Business Combination Proposal and any of the other proposals presented. A NCAC Public Shareholder, together with any of his, her or its affiliates or any other person with whom it is acting in concert or as a “group” (as defined under Section 13 of the Exchange Act), will be restricted from redeeming his, her or its shares with respect to more than an aggregate of 15% of the NCAC Public Shares. Holders of our outstanding warrants to purchase NCAC Public Shares (the “Public Warrants”) do not have redemption rights with respect to such warrants in connection with the Business Combination. NCAC’s Class B ordinary shares (which were converted into Class A ordinary shares of NCAC on a one-for-one basis and which we refer to as the “NCAC Class B Ordinary Shares”) will be excluded from the pro rata calculation used to determine the per-share redemption price.

Currently, the Sponsor owns approximately 84.8% of the issued and outstanding NCAC Ordinary Shares, consisting of 100% of the NCAC Class B Ordinary Shares. NCAC’s officers and directors are members of the Sponsor, and accordingly have an indirect, economic interest in the Sponsor.

The Sponsor has agreed to waive its redemption rights with respect to its NCAC Class A Ordinary Shares for no consideration. The Sponsor and NCAC’s officers and directors have agreed to vote their NCAC Ordinary Shares, which represent approximately 84.8% of the issued and outstanding NCAC Ordinary Shares as of the date hereof, in favor of the Business Combination Proposal. As a result, the Sponsor owns a sufficient number of shares to approve all of the proposals, even if no other shares are voted in favor of such proposals.

The Merger Proposal will be consummated only if approved by a special resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of at least two-thirds of the NCAC Ordinary Shares who, being present and entitled to vote at the special meeting, vote in favor of the Merger Proposal at the special meeting.

Your vote is very important, regardless of the number of shares you own. Please vote as soon as possible to ensure that your vote is counted, regardless of whether you expect to attend the special meeting. Please complete, sign, date and return the enclosed proxy card in the postage-paid envelope provided. You may also submit a proxy by telephone or via the internet by following the instructions printed on your proxy card. If you are a holder of record of NCAC Public Shares, you may also cast your vote in person at the special meeting.

If you hold your shares in “street name” through a bank, broker or other nominee, you will need to follow the instructions provided to you by your bank, broker or other nominee to ensure that your shares are represented and voted at the special meeting. A failure to vote your shares will have no effect on the approval the proposals.

If you sign and return your proxy card without indicating how you wish to vote, your proxy will be voted in favor of each of the proposals presented at the special meeting. If you fail to return your proxy card or fail to instruct your bank, broker or other nominee how to vote, and do not attend the special meeting in person, the effect will be that your shares will not be counted for purposes of determining whether a quorum is present at the special meeting. If a valid quorum is established, any such failure to vote or to provide voting instructions will have no effect on the outcome of the proposals.

Your attention is directed to the proxy statement/prospectus accompanying this notice (including the financial statements and annexes attached thereto) for a more complete description of the proposed Business Combination and related transactions and each of our proposals. We encourage you to read this proxy statement/prospectus carefully. The special meeting will be held in person at the offices of McDermott Will & Emery LLP, located at One Vanderbilt Avenue, New York, New York 10017. You may attend the special meeting and vote your shares electronically during the special meeting via live webcast by visiting https://www.cstproxy.com/newcourtacquisition/2024. If you have any questions or need assistance voting your shares, please call our proxy solicitor, Advantage Proxy, at (877) 870-8565 or (206) 870-8565.

This notice contains important information about the Special Meeting. Whether or not you plan to attend the Special Meeting, NCAC urges you to read this material carefully and vote your shares.

January 11, 2024	By Order of the Board of Directors,

/s/ Marc Balkin
Marc Balkin Chief Executive Officer and Director

IF YOU RETURN YOUR PROXY CARD WITHOUT AN INDICATION OF HOW YOU WISH TO VOTE, YOUR SHARES WILL BE VOTED IN FAVOR OF EACH OF THE PROPOSALS. TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST (I) IF YOU HOLD CLASS A ORDINARY SHARES THROUGH UNITS, ELECT TO SEPARATE YOUR UNITS INTO THE UNDERLYING CLASS A ORDINARY SHARES AND WARRANTS PRIOR TO EXERCISING YOUR REDEMPTION RIGHTS WITH RESPECT TO THE PUBLIC SHARES, (II) SUBMIT A WRITTEN REQUEST TO THE TRANSFER AGENT, THAT YOUR PUBLIC SHARES BE REDEEMED FOR CASH, AND (III) DELIVER YOUR CLASS A ORDINARY SHARES TO THE TRANSFER AGENT, PHYSICALLY OR ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT WITHDRAWAL AT CUSTODIAN) SYSTEM, IN EACH CASE IN ACCORDANCE WITH THE PROCEDURES AND DEADLINES DESCRIBED IN THE PROXY STATEMENT/PROSPECTUS. IF THE TRANSACTION IS NOT CONSUMMATED, THEN THE PUBLIC SHARES WILL NOT BE REDEEMED FOR CASH. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO WITHDRAW THE SHARES FROM YOUR ACCOUNT IN ORDER TO EXERCISE YOUR REDEMPTION RIGHTS.

IMPORTANT NOTICES

Important Information About the Business Combination and Where to Find It

This communication may be deemed to be solicitation material in respect of the Business Combination.

In connection with the proposed Business Combination, a Registration Statement on Form F-4 (the “Registration Statement”) was filed by Pubco with the SEC and includes the proxy statement/prospectus with respect to the proposed business combination. The Registration Statement was declared effective on November 13, 2023. The proxy statement/prospectus and other relevant documents were mailed to shareholders of NCAC as of November 13, 2023, the record date established for voting on the proposed business combination. Shareholders of NCAC and other interested persons are advised to read the proxy statement / prospectus and any other relevant documents that have been filed or will be filed with the SEC, as well as any amendments or supplements to these documents, carefully and in their entirety because they will contain important information about NCAC, Psyence and the proposed business combination and the other parties thereto. Shareholders will also be able to obtain copies of the Registration Statement and the proxy statement/prospectus, without charge, by directing a written request to: Newcourt Acquisition Corp, 2201 Broadway, Suite 705, Oakland, CA 94612. These documents, once available, and NCAC’s annual and other reports filed with the SEC can also be obtained, without charge, at the SEC’s internet site (http://www.sec.gov).

Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements about future financial and operating results, our plans, objectives, expectations and intentions with respect to future operations, products and services; and other statements identified by words such as “will likely result,” “are expected to,” “will continue,” “is anticipated,” “estimated,” “believe,” “intend,” “plan,” “projection,” “outlook” or words of similar meaning.

Forward-looking statements in this communication include statements regarding the intended closing of the proposed business combination, the meeting of the closing conditions to the proposed business combination, the trading of Pubco securities on the Nasdaq and the execution of the clinical trial within the context of palliative care. These forward looking statements are based on a number of assumptions, including the assumptions that the closing conditions to the proposed business combination will be met, that NCAC will obtain the necessary regulatory and shareholder approvals to complete the proposed business combination and that there will be access to capital to execute on Psyence’s strategy There are numerous risks and uncertainties that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, among others: the inability to complete the proposed business combination; the inability to recognize the anticipated benefits of the proposed business combination; demand for the Combined Company’s securities being less than anticipated; fluctuations in the price of NCAC’s ordinary shares, any further delays in the proposed business combination due to additional amendments to the Business Combination Agreement; and NCAC not raising the investment amount expected, or any funds at all. Actual results and future events could differ materially from those anticipated in such information. Nothing in this communication should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. Except as required by law, NCAC and Psyence do not intend to update these forward-looking statements.

NCAC and Psyence make no medical, treatment or health benefit claims about the Combined Company’s proposed products. The efficacy of psilocybin, psilocybin analogues, or other psychedelic compounds or nutraceutical products remains the subject of ongoing research. There is no assurance that the use of psilocybin, psilocybin analogues, or other psychedelic compounds or nutraceuticals can diagnose, treat, cure or prevent any disease or condition. Vigorous scientific research and clinical trials are needed. Psyence Biomed has not completed the clinical trials for the use of its proposed products. Any references to quality, consistency, efficacy, and safety of potential products do not imply that Psyence or the Combined Company verified such in clinical trials or that the Combined Company will complete such trials. If the Combined Company cannot obtain the approvals or research necessary to commercialize its business, it may have a material adverse effect on the Combined Company’s performance and operations.

The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of the Registration Statement referenced above and other documents filed by NCAC and Pubco from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. There can be no assurance that the data contained herein is reflective of future performance to any degree. You are cautioned not to place undue reliance on forward-looking statements as a predictor of future performance as projected financial information and other information are based on estimates and assumptions that are inherently subject to various significant risks, uncertainties and other factors, many of which are beyond our control. Forward-looking statements speak only as of the date they are made, and NCAC and Psyence disclaim any intention or obligation to update or revise any forward-looking statements, whether as a result of developments occurring after the date of this communication or other circumstances. Forecasts and estimates regarding Psyence’s industry and end markets are based on sources we believe to be reliable, however there can be no assurance these forecasts and estimates will prove accurate in whole or in part. Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results.